AMENDMENT   No.   2,   dated  as  of
                                    December 31, 1996 (this "Amendment"), to the
                                    Credit Agreement dated as of August 23, 1995
                                    (the  "Credit  Agreement"),  as  amended  by
                                    Amendment No. 1 thereto dated as of December
                                    31,   1995,    among    Johnstown    America
                                    Industries,  Inc.,  a  Delaware  corporation
                                    (the "Borrower"), the Lenders (as defined in
                                    the Credit  Agreement),  The Chase Manhattan
                                    Bank,   a  New  York   banking   corporation
                                    formerly   known  as   Chemical   Bank,   as
                                    swingline  lender  (in  such  capacity,  the
                                    "Swingline Lender"), as administrative agent
                                    (in  such  capacity,  the  "Adfminmistrative
                                    Agent")  and as  collateral  agent  (in such
                                    capacity,  the  "Collateral  Agent") for the
                                    Lenders,  The First  National Bank of Boston
                                    and The First  National Bank of Chicago,  as
                                    co0agents    (in    such    capacity,    the
                                    "Co-Agents"),  and The Chase  Manhattan Bank
                                    Delaware, a Delaware banking corporation formerly known as Chemical Bank Delaware, as Issuing Bank (as defined in the Credit Agreement).

               A. Pursuant to the Credit Agreement, the Lenders, the Swingline Lender and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

               B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein.

               C.  The  Required   Lenders  are  willing  to  amend  the Credit
Agreement, pursuant to the terms and subject to the conditions set forth herein.

               D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1.  Amendment  to Section  6.10 of the Credit  Agreement.
Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      "SECTION 6.10.  Total Debt Ratio.  Permit the ratio of (i)
               Total Debt as of any date set forth below, to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date, to be in excess of the ratio set forth below opposite such date:

                Date                                      Ratio
     December 31, 1996                                  5.75 to 1
     March 31, 1997                                     5.75 to 1
     June 30, 1997                                      5.75 to 1
     September 30, 1997                                 5.75 to 1
     December 31, 1997                                  5.00 to 1
     March 31, 1998                                     5.00 to 1
     June 30, 1998                                      3.00 to 1
     September 30, 1998                                 3.00 to 1
     December 31, 1998                                  3.00 to 1
     March 31, 1999 and thereafter                      2.50 to 1"

               SECTION 2.  Amendment  to Section  6.11 of the Credit  Agreement.
Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                    SECTION 6.11.  Interest Coverage Ratio. Permit the ratio of
               (i) Consolidated EBITDA minus Consolidated Capital Expenditures to (ii) Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on any date set forth below to be less than the ratio set forth below opposite such date:


                Date                                      Ratio
     December 31, 1996                                  1.30 to 1
     March 31, 1997                                     1.30 to 1
     June 30, 1997                                      1.30 to 1
     September 30, 1997                                 1.30 to 1
     December 31, 1997                                  1.50 to 1
     March 31, 1998                                     2.50 to 1
     June 30, 1998                                      2.50 to 1
     September 30, 1998                                 2.50 to 1
     December 31, 1998                                  2.50 to 1
     March 31, 1999 and thereafter                      3.00 to 1"

               SECTION 3.  Amendment  to Section  6.12 of the Credit  Agreement.
Section 6.12 of the Credit Agreement is hereby amended and restated in its entirely as follows:

                      "SECTION 6.12. Net Worth. Permit Consolidated Net Worth on
               (a) December 31, 1996, to be less than $57,500,000, or (b) on the last day of any fiscal quarter ending after December 31, 1996, to be less than the sum of (i) $57,500,000 plus (ii) 50% of the cumulative amount of positive Consolidated Net Income for each fiscal quarter after December 31, 1996."

               SECTION 4. Representations and Warranties. The Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Atrticle III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower and the Required Lenders.

               SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not be implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall cintinue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. The Amendment shall apply and be effective only with respect to the provsions fo the Credit Agreement specifically referred to herein.

               SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separte counterparts, each of which when so executed and delivered shall be deemed an origianl, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

               SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


JOHNSTOWN AMERICA INDUSTRIES, INC.,

    by   /s/ David W.Riesmeyer
        -------------------------------
        Name:  David W. Riesmeyer
        Title: Vice President, Treasurer


THE CHASE MANHATTAN BANK,
individually and as Administrative Agent, Collateral
Agent and Swingline Lender,

      by /s/ Julie S. Long
        -------------------------------
        Name:  Julie S. Long
        Title: Vice President


THE FIRST NATIONAL BANK OF BOSTON,
individually and as Co-Agent,

      by /s/ Lindsay W. McSwenney
        -------------------------------
        Name:  Lindsay W. McSwenney
        Title: Vice President

THE FIRST NATIONAL BANK OF CHICAGO,
Individually and as Co-Agent,

     by /s/ Karen F. Kizer
        -------------------------------
        Name:  Karen F. Kizer
        Title: Senior Vice President


THE BANK OF NEW YORK,

     by /s/ John C. Lambert
        -------------------------------
        Name:  John C. Lambert
        Title: Vice President


THE BANK OF NOVA SCOTIA,

     by /s/ F.C.H. Ashby
        -------------------------------
        Name:  F.C.H. Ashby
        Title: Senior Manager Bank Operations


CANADIAN IMPERIAL BANK OF
COMMERCE, ATLANTA AGENCY,

     by  /s/ Brian E. O'Callahan
        -------------------------------
        Name:  Brian E. O'Callahan
        Title: Authorized Signatory


CAISSE NATIONALE DE CREDIT AGRICOLE,

     by /s/ Joan R. Goodman
        -------------------------------
        Name:  Joan R. Goodman
        Title: Vice President

CREDIT LYONNAIS CHICAGO BRANCH,

     by  /s/ Mary Ann Klemm
        -------------------------------
        Name:  Mary Ann Klemm
        Title: Vice President & Group Head


CREDIT ANSTALT CORPORATE FINANCE,
INC.

     by  /s/ Catherine MacDonald
        -------------------------------
        Name:  Catherine MacDonald
        Title: Senior Associate


FIRST SOURCE FINANCIAL LLP,

     by FIRST SOURCE FINANCIAL, INC.,

        by  /s/ Gary L. Francis
        -------------------------------
        Name:  Gary L. Francis
        Title: Senior Vice President


THE FUJI BANK, LIMITED, CHICAGO
BRANCH,

     by  /s/ Peter L. Chinnici
        -------------------------------
        Name:  Peter L. Chinnici
        Title: Joint General Manager


JOHNSTOWN BANK & TRUST COMPANY,

     by  /s/ Roger D. Landers
        -------------------------------
        Name:  Roger D. Landers
        Title: Vice President

MERRILL LYNCH SENIOR FLOATING RATE
FUND, INC.,

     by /s/ R. Douglas Henderson
        -------------------------------
        Name:  R. Douglas Henderson
        Title: Authorized Signatory


THE MITSUBISHI TRUST AND BANKING
CORPORATION,

     by
        Name:
        Title:


NATIONAL BANK OF CANADA,

     by /s/ C.F. Martin Jr.
        -------------------------------
        Name:  C.F. Martin Jr.
        Title: Vice President REgional Manager


NBD BANK,

     by /s/ Jenny A. Gilpin
        -------------------------------
        Name:  Jenny A. Gilpin
        Title: Vice President


THE NIPPON CREDIT BANK, LTD., NEW
YORK BRANCH,

     by /s/ Cliffort Abramsky
        -------------------------------
        Name:  Clifford Abramsky
        Title:  Senior Manager

THE NORTHERN TRUST COMPANY,

     by /s/ G. Anthony Coletta
        -------------------------------
        Name:  G. Anthony Coletta
        Title: Vice President


PRIME INCOME TRUST,

     by /s/ Raphael Scolari
        -------------------------------
        Name:  Raphael Scolari
        Title: Vice President


THE SUMITOMO TRUST AND BANKING CO.,
LTD.,

     by /s/ Suraj P. Bhatia
        -------------------------------
        Name:  Suraj P. Bhatia
        Title: Senior Vice President


UNION BANK,

     by /s/ Richard P. DeGrey
        -------------------------------
        Name:  Richard P. DeGrey
        Title: Vice President


VAN KAMPEN AMERICAN CAPITAL PRIME
RATE INCOME TRUST

     by /s/ Brian W. Good
        -------------------------------
        Name:  Brian W. Good
        Title: Vice President

THE YASUDA TRUST & BANKING
COMPANY, LTD., CHICAGO BRANCH,

     by /s/ Joseph Meek
        -------------------------------
        Name:  Joseph Meek
        Title: Deputy General Manager


STRATA FUNDING LTD.,

     by /s/ Darren P. Riley
        -------------------------------
        Name:  Darren P. Riley
        Title: Director


RESTRUCTURED OBLIGATIONS BACKED BY
SENIOR ASSETS B.V.,

     by ABN TRUSTCOMPANY
(NEDERLAND) B.V., its Managing Director

     by /s/ Gregory L. Smith
        -------------------------------
        Name:  Gregory L. Smith
        Title: Vice President


MERRILL LYNCH PRIME RATE PORTFOLIO,

     by MERRILL LYNCH ASSET
MANAGEMENT, L.P., as Investment Advisor

     by /s/ R. Douglas Henderson
        -------------------------------
        Name:  R. Douglas Henderson
        Title: Authorized Signatory

CERES FINANCE LTD.,

     by /s/ Darren P. Riley
        -------------------------------
        Name:  Darren P. Riley
        Title: Director


KEYPORT LIFE INSURANCE COMPANY,

     by /s/ Gregory L. Smith
        -------------------------------
        Name:  Gregory L. Smith
        Title: Vice President


AERIES FINANCE LTD.,

     by /s/ Andrew Ian Wignall
        -------------------------------
        Name:  Andrew Ian Wignall
        Title: Director